UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2022

NUTEX HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

(713) 660-0557

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2022, Nutex Health, Inc. (the "Company") entered into a Partial Stock Option Cancellation Agreements (the "Cancellation Agreement") with its President, Warren Hosseinion, (the “Executive Officer”) pursuant to which the Executive Officer agreed to the surrender and cancellation of certain previously granted stock options (the "Options") to purchase an aggregate of 1,040,221 shares of the Company's voting common stock, par value $0.0001 per share (the "Common Stock"), at an exercise price of $2.75 per share. No consideration for the cancellation of the Options was paid to the Executive Officer. As a result of the cancellation, the 1,040,221 shares of Common Stock underlying the Options are again available for grant under the Amended And Restated Nutex Health Inc. 2022 Equity Incentive Plan.

The Options cancelled were fully vested on April 1, 2022, subject to continued employment by the applicable Executive Officer. As such, the cancellation will benefit the Company's stockholders' equity.

The foregoing description of the Cancellation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Cancellation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Cancellation Agreement
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 4, 2023

Nutex Health Inc.

By: /s/ Jon C. Bates

Jon C. Bates

Chief Financial Officer

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